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This is filed pursuant to Rule 497(e).
File Nos. 333-37177 and 811-8403.




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ALLIANCE CAPITAL [LOGO] (R)


                   ALLIANCE INSTITUTIONAL FUNDS, INC.
                     Alliance Premier Growth Institutional Fund
                       Alliance Quasar Institutional Fund
                         Alliance Real Estate Investment
                         Institutional Fund
_________________________________________________________________

Supplement dated May 21, 2001 to the Prospectus of Alliance
Institutional Funds that offers Alliance Premier Growth
Institutional Fund, Alliance Quasar Institutional Fund and
Alliance Real Estate Investment Institutional Fund dated March 1,
2001.

This Supplement supersedes certain information regarding Alliance
Real Estate Investment Institutional Fund.

The name of Alliance Real Estate Investment Institutional Fund (the "Portfolio") has been changed to AllianceBernstein Real Estate Investment Institutional Fund. The current Net Expense Ratio of the Class I and Class II shares of the Portfolio is expected to increase to 1.20% and 1.50%, respectively, effective November 1, 2001.

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.






















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